                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 April 17, 1998
                                 --------------

                            GREENTREE SOFTWARE, INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    NEW YORK
                                    --------
                 (State or Other Jurisdiction of Incorporation)

               0-12094                              13-2897997
               ---------------------------------------------------
               (Commission File Number)           (IRS Employer
                                               Identification No.)

      7901 Flying Cloud Drive, Suite 200, Eden Prairie, Minnesota  55344
      ------------------------------------------------------------------
           (Address of Principal Executive Offices)         (Zip Code)

             Registrant's telephone number, including area code:
                                 (612) 941-1500
                                 --------------

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     ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     On April 17, 1998, Greentree Software, Inc. (the "Company") consummated a private offering of a convertible promissory note in the principal amount of $3.2 million to an accredited investor (the "Note"). The Note was issued pursuant to a certain Convertible Note Purchase Agreement dated April 17, 1998 (the "Purchase Agreement"), by and among the Company and L-R Global Partners, L.P., a Delaware limited partnership (the "Purchaser"). The funds for the acquisition of the Note were obtained from the working capital of the Purchaser. None of such funds were obtained by means of a loan or other borrowing arrangement.

     The principal of the Note will become due and payable on or before July 31, 1998 (the "Maturity Date"). Interest on the principal amount shall accrue at the rate of 8% per annum on any portion of the principal not paid at the Maturity Date until the date such payment is made.

     The Note is convertible at any time into shares of Common Shares at a conversion price of the lesser of (i) $.80 or (ii) 80% of the average closing bid price of the Common Shares for the five trading days preceding the conversion date. The Note will automatically convert into shares of Common Shares at the applicable conversion price upon the later of (i) the filing of certain amendments to the Company's Certificate of Incorporation, which require stockholder approval (the "Amendments"), or (ii) July 16, 1998, in both cases, provided that certain covenants are not in default.

     The Amendments requiring stockholder approval which may effect an automatic conversion of the Note as described in clause (i) of the preceding paragraph consist of: (a) certain changes to the Company's stated corporate purpose; (b) a change to the Company's tax year; and (c) provisions addressing the liability of directors and providing for indemnification of directors.

     Under the Purchase Agreement, the Company covenants to the Purchaser to:
(a) call and convene a shareholder meeting, for the sole purpose of approving the Amendments, no later than July 16, 1998 (the "Shareholders Meeting"); (b) grant the Purchaser registration rights pursuant to an agreement to be entered into no later than the Shareholders Meeting; (c) obtain directors and officers liability insurance, as is customary for a corporation engaged in similar business to the Company, in an amount not less than $10 million; (d) make certain by-law amendments within two days of April 17, 1998, and to further amend the by-laws, within five days of written request by the Purchaser, to provide for a five member Board of Directors of the Company and cause two designees of the Purchaser to be elected to such Board; (e) pay or otherwise discharge any outstanding tax obligations, in no event later than July 16, 1998;
(f) furnish certain publicly disclosable information to the Purchaser; and (g) cause certain employees to enter agreements governing proprietary information, inventions, nondisclosure and noncompetition, in form and substance satisfactory to the Purchaser.

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                                     -3-


     The Purchase Agreement contains other customary terms and provisions, including without limitation, customary representations and warranties, affirmative covenants, and negative covenants, all of which are customary for the type of security issued to the Purchaser.

     The following table sets forth information, as of April 17, 1998, regarding the percentage of Common Shares beneficially owned by the Purchaser. The Company believes the Purchaser has sole voting and investment power with respect to the shares identified below. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.


Name of Beneficial                 No. of Shares Beneficially    Percent of
Owner                              Owned                         Class
L-R Global Partners, L.P.          4,000,000 (1)                 53.6% (2)
c/o Rockefeller & Co., Inc.
30 Rockefeller Plaza, Rm. 5425
New York, NY  10112

___________________________________________

(1) Assumes an issuance by the Company to the Purchaser of 4,000,000 shares of the Company's Common Shares upon a full conversion of the Note at a conversion price of eighty cents ($0.80). In the event the conversion price is lower than eighty cents ($0.80) as may be the case pursuant to the terms of the Purchase Agreement, the number of shares to be issued, and thus beneficially owned by the Purchaser, will be more than 4,000,000 shares.

(2) The percent of class calculation is based on 3,465,451 shares of the Company's Common Shares being issued and outstanding as of April 17, 1998 PLUS the 4,000,000 additional shares to be issued to the Purchaser upon conversion of the Note. See Note (1) above for a discussion of a possible variation of the number of shares to be issued upon conversion of the Note.

     The foregoing information has been provided because the transaction may be deemed to be a "change of control" of the Company within the meaning of Item 1 of Form 8-K. The terms of the offering are more specifically set forth in the Purchase Agreement and Note, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

     Reference is made to the Company's Press Release dated April 17, 1998, which describes, among other things, the terms of this offering and the Company's use of the net

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proceeds from this offering.  The Press Release is hereby incorporated by this reference and is included as Exhibit 99.1 hereto.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.

     Exhibit 10.1 Convertible Note Purchase Agreement dated April 17, 1998, by and among Greentree Software, Inc. and L-R Global Partners, L.P.

     Exhibit 10.2 Convertible Promissory Note dated April 17, 1998 of Greentree Software, Inc. to L-R Global Partners, L.P.

     Exhibit 99.1   Press Release of Greentree Software, Inc. dated April 17,
                    1998.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GREENTREE SOFTWARE, INC.


                                    By:  /s/Joseph D. Mooney
                                         ---------------------------------
                                    Name: Joseph D. Mooney
                                    Title: Chairman and Chief Executive Officer

Dated:  April 17, 1998

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EXHIBITS.

     Exhibit 10.1 Convertible Note Purchase Agreement dated April 17, 1998, by and among Greentree Software, Inc. and L-R Global Partners, L.P.

     Exhibit 10.2 Convertible Promissory Note dated April 17, 1998 of Greentree Software, Inc. to L-R Global Partners, L.P.

     Exhibit 99.1   Press Release of Greentree Software, Inc. dated April 17,
                    1998.